股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Exhibit 10.9

AMENDED AND RESTATED PROXY AGREEMENT
股东表决权委托协议修改和重述

This Amended and Restated Proxy Agreement (the “Agreement”) is entered into as of January 6, 2011 among the following parties in Beijing, the People’s Republic of China (“China”):
本股东表决权委托协议修改和重述（“本协议”）由以下各方于2011年1月6日在中华人民共和国（“中国”）签署：

1.	Beijing Qingyuan Hengchang Consulting Co., Ltd.
北京青源恒昌咨询有限公司
Address：Room 1004, 10th Floor, Building 9, No.1 Zhongguancun East Road, Haidian District, Beijing
地址：北京市海淀区中关村东路1号院9号楼10层1004室

2.	Shandong Qingyuan Beer Co., Ltd.
山东青源啤酒有限公司
Address：Linpan Industry Park, Linyi County, Shandong Province, P.R.C
地址：临邑临盘工业园

3.	Zhang Dingyou张丁友
ID（身份证号码）：
Address（联系地址）：

4.	Yuan Mingxia 袁明霞
ID（身份证号码）：
Address（联系地址）：

 (Zhang Dingyou and Yuan Mingxia hereinafter referred to as the “The existing shareholders” or “shareholders”, all the parties hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”)
（下文中任何单方称为“一方” ，所有方合称为“各方”，张丁友、袁明霞以下分别及共同被称为“各股东”）

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Whereas：
鉴于：

1.
Shandong Qingyuan Beer Co., Ltd. (“Beer” or the “Company”) was established on December 16, 2005, in which Linyi Hengchang Brewer’s Malt Co., Ltd. (“Malt”) owned 66.8% equity interests of the Company, Zhang Dingyou owned 16.6% equity interests of the Company and Yuan Mingxia owned 16.6% equity interests of the Company before January 6, 2011. On January 6, 2011, Malt transferred the 66.8% equity interests of the Company to Mr. Zhang Dingyou and as a result, Zhang Dingyou owns 83.4％ equity interests of the Company and Yuan Mingxia owns 16.6% equity interests of the Company at present.

山东青源啤酒有限公司（以下简称“青源啤酒”或“公司”）成立于2005年12月16日，2011年1月6日前，临邑恒昌啤酒麦芽有限公司（以下简称“恒昌麦芽”）持有其66.8%股权，张丁友持有其16.6％股权，袁明霞持有其16.6%股权。2011年1月6日，恒昌麦芽将其持有的66.8%的公司股权转让给张丁友，因此，目前，张丁友持有公司83.3％股权，袁明霞持有公司16.7%股权。

2.
Beijing Qingyuan Hengchang Consulting Co., Ltd. (“WOFE”) is a wholly foreign-owned limited company legally registered and existing in Beijing, P.R.C, with the main business scope of Business Consulting and Services;

北京青源恒昌咨询有限公司（“咨询公司”）为一家在中国北京市注册成立并合法存续的外商独资有限责任公司，其主要业务为商务信息咨询与服务。

3.
Beer, Malt, Zhang Dingyou, Yuan Mingxia and the WOFE has ever entered into a Proxy Agreement （“Proxy Agreement”） dated June 26, 2010. The parties shall enter into this Amended and Restated Proxy Agreement since the shareholders of the Company have been changed as mentioned before.

青源啤酒、恒昌麦芽、张丁友、袁明霞以及咨询公司曾于2010年6月26日签订股东表决权委托协议（“原协议”），因公司股东发生上述变更，各方需签署本股东表决权委托协议修改和重述。

4.	Shareholders are willing unlimitedly entrust the person designated by WOFE with the shareholder’s voting right at the shareholder’s meeting of the Company.
各股东有意分别无限制的委托咨询公司指定人士行使其在青源啤酒中享有的表决权。

NOW THEREFORE, the parties agree as follows:
各方经友好协商，兹一致协议如下：

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Article 1 Entrust of Voting Rights
第一条   表决权委托

1.1
Shareholders hereby agrees to irrevocably entrust the person designated by WOFE with his shareholder’s voting rights and other shareholder’s right for representing him to exercise such rights at the shareholder’s meeting of the Company in accordance with the laws and its Article of Association as the following (hereafter referred to as “Entrusted Rights”):

各股东兹不可撤销地全权委托咨询公司指定人士代表其等行使各股东作为青源啤酒的股东的表决权及其他股东权利，依据法律和青源啤酒届时有效的章程所分别享有的下列权利（以下统称“委托权利”）：

(1)	As representative of the shareholders to attend the meeting;
作为各股东的代理人出席股东会会议；

(2)	Representing to act shareholders’ voting rights in shareholder’s meetings;
代表各股东在股东会议上行使股东表决权；

(3)	Call on for temporary shareholders’ meetings;
提议召开临时股东会议；

(4)	Act other voting rights in accordance with articles of association of the Company (including other voting rights of shareholders in the restated articles of association).
其他青源啤酒章程项下的股东表决权(包括在该章程经修改后而规定的任何其他的股东表决权)。

1.2	Each shareholder will assume relevant responsibilities for any legal consequences by the acts of WOFE to perform the Entrusted Rights.
对咨询公司行使上述委托权利所产生的任何法律后果，各股东均予以认可并承担相应责任。

1.3	Shareholders hereby agree that WOFE can perform the above Entrusted Rights without consent of the shareholders. However, WOFE shall notify each shareholder immediately after resolutions are reached.
各股东兹确认，咨询公司在行使上述委托权利时，无需事先征求各股东的意见。但在各决议作出后，咨询公司应及时告知各股东。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Article 2 Knowledge
第二条 知情权

2.1
In order to realize the Entrusted Rights, WOFE is entitled to learn about any information related to the Company’s operation, business, client, accounting, and employees, and review related materials. The Company shall use all its best endeavors to cooperate.

为行使本协议下委托权利之目的，咨询公司有权了解青源啤酒的公司运营、业务、客户、财务、员工等各种相关信息,查阅青源啤酒相关资料，青源啤酒应对此予以充分配合。

  Article 3 Performance of Entrusted Rights
第三条 委托权利的行使

3.1
Under necessary circumstances, WOFE can designate a person (one or several) within its Company who accepts the entrustment authorized by Shareholders pursuant to the Article 1 of this Agreement, and this person shall represent to exercise his shareholder’s voting rights and shareholder’s rights pursuant to this Agreement.

在必要时，咨询公司可以指定其公司内部特定人员（一位或多位）在第一条约定之范围内行使股东委托权利，该特定人员应根据本协议行使股东投票权及其他股东权利。

3.2
Shareholders shall offer full assistance to help WOFE act its entrusted rights, including signing shareholders’ resolution and other related legal documents concerning the Company decided by WOFE, such as documents to meet governmental requirements for approval and registration.

各股东将就咨询公司行使委托权利提供充分的协助，包括在必要时及时签署咨询公司就青源啤酒作出的股东会决议或其他相关的法律文件，例如为满足政府部门审批、登记之要求报送的文件。

3.3
If in any time within the term of the Agreement, the entrusted rights cannot be realized by any reason excluding the breach of agreement by the shareholders and the Company, each party shall impel a similar replacement, and sign amendments to revise or adjust the terms and conditions of this Agreement to assure the realization of the purpose of this Agreement .

如果在本协议期限内的任何时候，本协议项下委托权利的授予或行使因任何原因（各股东或青源啤酒违约除外）无法实现，各方应立即寻求与无法实现的规定最相近的替代方案，并在必要时签署补充协议修改或调整本协议条款，以确保可继续实现本协议之目的。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Article 4 Obligation and Remedies
第四条  免责与补偿

4.1	The parties hereby agree that WOFE shall not be asked for any remedy or obligation under the terms of this Agreement.
各方确认，咨询公司不应就本协议下委托权利的行使而被要求对其他方或任何第三方承担任何责任或作出任何经济上的或其他方面的补偿。

4.2
The shareholders and the Company agree to remedy any losses of WOFE incurred under the terms of this Agreement and prevent it from damages, including but not limited to losses related to laws suits, arbitrations, claims, governmental administrative searches, penalties, provided that such losses are due to WOFE’s intentional act or serious negligence.

各股东及青源啤酒同意补偿咨询公司因行使委托权利而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向其提出诉讼、仲裁、索赔或政府机关的行政调查、处罚而引起的任何损失。但如系由于咨询公司故意或严重过失而引起的损失，则该等损失不在补偿之列。

Article 5 Representations and Warranties
第五条  声明与保证

5.1	The shareholders jointly and severally represent and warrant as the following：
各股东兹分别及连带地声明与保证如下：

(1)
Each of them has full power and authority to enter into this Agreement, this Agreement has been duly authorized, executed and delivered by such Party, and this Agreement constitutes the valid and legally binding obligations of such Party, enforceable against such Party in accordance with its terms;

其具有充分的权力和权限订立本协议，本协议已由该一方正式批准、签署和交付，本协议构成该一方有效、在法律上具约束力、根据其条款可对该一方强制执行的义务；

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

(2)
All actions, conditions and things required to be taken, fulfilled and done in order to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, to ensure that those obligations are valid, legally binding and enforceable have been taken, fulfilled and done;

其已经采取、履行并进行了为使其能够合法地签署本协议、行使其在本协议下的权利并履行和遵守其在本协议下的义务，以确保这些义务有效、有法律约束力和可执行所要求其采取、履行并进行的所有行动、条件和事情。

(3)	Each of them has been authorized with full power to sign and perform this Agreement.
其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的完全权力和授权。

(4)
On the date of this Agreement, each of them is the Company’s lawful shareholder. Except for the rights designated by this Agreement, no other third party will ask for the Entrusted rights. According to this Agreement, WOFE can act its Entrusted rights fully and completely according to the effective articles of associations of the Company.

其在本协议生效时是青源啤酒的在册的合法股东，除本协议所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，咨询公司可以根据青源啤酒届时有效的章程完全、充分地行使委托权利。

5.2	WOFE and the Company severally represent and warrant as the following：
咨询公司、青源啤酒兹分别声明与保证如下：

(1)	Each of them is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
其为根据其注册成立地所在之司法管辖区的法律正式组建、有效存续且资格完备之实体；

(2)
Each of them has full power and authority to enter into this Agreement, this Agreement has been duly authorized, executed and delivered by such Party, and this Agreement constitutes the valid and legally binding obligations of such Party, enforceable against such Party in accordance with its terms;

其具有充分的权力和权限订立本协议，本协议已由该一方正式批准、签署和交付，本协议构成该一方有效、在法律上具约束力、根据其条款可对该一方强制执行的义务；

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

(3)
All actions, conditions and things required to be taken, fulfilled and done in order to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, to ensure that those obligations are valid, legally binding and enforceable have been taken, fulfilled and done;

其已经采取、履行并进行了为使其能够合法地签署本协议、行使其在本协议下的权利并履行和遵守其在本协议下的义务，以确保这些义务有效、有法律约束力和可执行所要求其采取、履行并进行的所有行动、条件和事情。

(4)
No permit of or filing with any third party is required to be made or obtained by or on behalf of such Party in connection with the execution, delivery or performance by such Party of this Agreement except as contemplated by this Agreement, and

就该一方签署、交付或履行本协议无需该一方或他人代表该一方获得任何第三方的许可或在任何第三方备案，本协议拟订的除外；及

(5)
There is no notice, charge, claim, action, complaint, petition, investigation, suit or other proceeding, whether administrative, civil or criminal, whether at law or in equity, and whether or not before any mediator, arbitrator or Government Authority, pending or threatened against such Party or any relevant Affiliate thereof challenging or seeking to restrain, delay or prohibit any of the transactions contemplated by this Agreement or preventing such Party from performing in all material respects its obligations under this Agreement.

不存在针对该一方或其任何关联方的未决或似将发生的、旨在对本协议所拟订的任何交易提出异议或寻求限制、延迟或禁止该等交易，或阻止该一方在所有重大方面履行其在本协议项下之义务的任何通知、指控、申索、诉讼、申诉、诉请、调查、起诉或其他法律程序（无论是行政的、民事的还是刑事的，无论是根据普通法还是根据衡平法的，亦无论是否是在任何调解机构、仲裁机构或政府部门进行的）

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

5.3	The Company represents and warrants as the following：
青源啤酒声明与保证如下：

On the date of this Agreement, Shareholders are the Company’s lawful shareholders. Except for the rights designated by this Agreement, no other third party will ask for the Entrusted rights. According to this Agreement, WOFE can act its Entrusted rights fully and completely according to the effective articles of associations of the Company.
各股东在本协议生效时是青源啤酒的在册的全部合法股东。除本协议所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，咨询公司可以根据青源啤酒届时有效的章程完全、充分地行使委托权利。

Article 6 Term of This Agreement
第六条 协议期限

6.1
This Agreement has been duly executed by the parties’ authorized representatives. The parties hereby acknowledge that if either of the shareholders holds the equity interests of the Company, the other person shall continue to perform this Agreement without time limit.

本协议自各方正式签署之日起生效，除非各方书面约定提前终止，否则只要各股东中任何一方仍为青源啤酒的股东，则本协议应无限制地持续有效。

6.2
If any shareholder transfers it equity interest in the Company with advance consent of WOFE, it will cease to be a party of this Agreement, while the obligation and commitment of the other shareholder shall not be negatively affected.

如各股东中任意一方经咨询公司的事先同意转让了其持有的全部青源啤酒的股权，则该方将不再作为本协议一方，但其他方在本协议下的义务与承诺将不会因此受到不利影响。

Article 7 Notice
第七条 通知

7.1	All notices shall be in written form and may be delivered either by hand, registered mail, express mail or fax.
所有通知应以书面形式作出，并以专人送达、挂号邮寄、特快专递或传真方式送达。

7.2
In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered Five (5) Business Days from the time of posting.

上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)个工作日后即视为送达。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

Article 8 Breach of Agreement
第八条  违约责任

8.1
The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) shall ask for remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time required by the Observant Party or within Ten(10) days after the written notice of the Observant Party, then (1) if the shareholders or the Company is the breaching party, WOFE can terminate this Agreement and ask for remedies; (2)if WOFE is the breaching party, the observant party shall ask for remedies, but cannot terminate the Agreement.

各方同意并确认，如任一方（“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（“违约”），其他未违约方（“守约方”）的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则(1)若各股东或青源啤酒为违约方，咨询公司有权终止本协议并要求违约方给予损害赔偿；(2)若咨询公司为违约方，守约方有权要求违约方给予损害赔偿，但不得终止本协议。

8.2	The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations.
本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

8.3	Article 8 shall survive after the agreement is ceased or terminated.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 9 Miscellaneous
第九条  其他事项

9.1	This Agreement shall be executed in Four(4) original copies and is hold respectively by each Party , and each original copy has the same legal effect.
本协议正本一式四(4)份，本协议之各方当事人各执壹(1)份，各份具有同等效力。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

9.2	The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this Agreement are governed by the laws of Peoples’ Republic of China.
本协议的订立、生效、解释、履行、修改、终止和争议解决均适用中国法律。

9.3	This Agreement is written in English and Chinese. In the event of any discrepancy between these two versions, the Chinese version shall prevail.
本协议以中文和英文书就，如果中英文版本出现分歧，应以中文版本为准。

9.4
The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within  Thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules in Beijing. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议解释或履行（包括对本协议存在、效力和终止）有关的任何争议、冲突或索赔要求应由各方友好协商解决，如一方提出解决后三十(30)天内各方无法达成一致意见的，则任何一方有权将该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

9.5
Any right, power or remedy granted to a party by one term of this Agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

9.6
No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

9.7	The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the agreement.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

9.8
This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候根据中国法律，本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

9.9
The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.

本协议的任何修改、补充必须以书面形式进行，各方签署生效的本协议的修改和补充为本协议的一部分，与本协议具有同等法律效力。

9.10
Without prior written approval of WOFE, the Shareholders can not transfer, pledge or assign any right, benefit or obligation under this Agreement. WOFE can transfer, pledge or assign any right, benefit or obligation under this Agreement upon notice of the other parties.

未经咨询公司的事先书面同意，任何现有股东均不得向任何第三方转让、质押或指派其于本协议下的任何权利、利益或义务，咨询公司有权在通知现有股东后，转让、质押或指派其在本协议下的任何权利、利益或义务。

9.11	This agreement is binding to all the parties herein and their respective lawful successors and assignees.
本协议对各方的合法继受人均具有约束力。

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

9.12	Each Party, as party to this Agreement and as the respective party to the Proxy Agreement, hereby agrees that this Agreement shall amend, restate, and supersede the Proxy Agreement in all respects.
本协议各方及原协议各方同意，本协议在所有方面修订、重申并取代原协议。

[The blank is intently left.]
此处留白

股东表决权委托协议修改和重述	Amended and Restated Proxy Agreement

The parties hereby sign as the following:
兹此为证，本协议由各方于文首之日及地点签署。

Beijing Qingyuan Hengchang Consulting Co., Ltd.（seal）
北京青源恒昌咨询有限公司（盖章）

Signature（签署）：	/s/ Mark Tang
Legal Representative/Authorized Representative（法定代表人/授权代表）: Mark Tang

Shandong Qingyuan Beer Co., Ltd.（seal）
山东青源啤酒有限公司（盖章）

Signature（签署）：	/s/ Yuan Mingxia
Legal Representative/Authorized Representative (法定代表人/授权代表): Yuan Mingxia

Zhang Dingyou张丁友
Signature（签署）：	/s/ Zhang Dingyou

Yuan Mingxia袁明霞
Signature（签署）：	/s/ Yuan Mingxia